                                                                   Exhibit 10.01


                                 DSL.net, Inc.

                     AMENDED AND RESTATED 1999 STOCK PLAN

           February 19, 1999, as amended and restated as of ________


SECTION 1.  Purpose.
---------   -------

     The purpose of the Amended and Restated 1999 Stock Plan (the "Plan") is to secure for DSL.net, Inc., (the "Company"), its parent (if any) and any subsidiaries of the Company (collectively the "Related Corporations") the benefits arising from capital stock ownership by those employees, directors, officers and consultants of the Company and any Related Corporations who will be responsible for the Company's future growth and continued success.

     The Plan will provide a means whereby (a) employees of the Company and any Related Corporations may purchase stock in the Company pursuant to options which qualify as "incentive stock options" ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (b) directors, employees and consultants of the Company and any Related Corporations may purchase stock in the Company pursuant to options granted hereunder which do not qualify as Incentive Stock Options ("Non-Qualified Options"); (c) directors, employees and consultants of the Company and any Related Corporations may be awarded stock in the Company ("Awards"); (d) directors, employees and consultants of the Company and any Related Corporations may receive stock appreciation rights ("SARs"); and (e) directors, employees and consultants of the Company and any Related Corporations may make direct purchases of stock in the Company ("Purchases"). Both Incentive Stock Options and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code. Options, Awards, SARs and Purchases are referred to hereafter individually as a "Plan Benefit" and collectively as "Plan Benefits."
Directors, employees and consultants of the Company and any Related Corporations are referred to herein as "Participants."

SECTION 2.  Administration.
---------   --------------

     2.1    Board of Directors and the Committee.  The Plan will be administered
            ------------------------------------
by the Board of Directors of the Company whose construction and interpretation of the terms and provisions hereof shall be final and conclusive. Any director to whom a Plan Benefit is awarded shall be ineligible to vote upon his or her Plan Benefit, but Plan Benefits may be granted any such director by a vote of the remainder of the directors, except as limited below. The Board of Directors may in its sole discretion grant Options, issue shares upon exercise of such Options, grant Awards, grant SARs and approve Purchases, all as provided in the Plan. The Board of Directors shall have authority, subject to the express provisions of the Plan, to construe the Plan and its related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option, Award, SAR and Purchase
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                                      -2-

agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may delegate to the President or Chief Executive Officer of the Company the power to grant options to non-officers in accordance with written guidelines approved by the Board of Directors. In addition, the Board of Directors may delegate any or all of its powers under the Plan to a Compensation Committee or other Committee (the "Committee") appointed by the Board of Directors consisting of at least two members of the Board of Directors. If the Company has a class of stock registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then members of the Committee shall at all times be: (i) "outside directors" as such term is defined in Treas. Reg. (S) 1.162-27(e)(3) (or any successor regulation); and (ii) "non-employee directors" within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, as such terms are interpreted from time to time; provided, however that if the members of the Committee do not meet the requirements set forth in (ii) above, then all decisions and acts of the Committee shall be subject to and effective upon the approval of the Board of Directors. If a Committee meeting the requirements of (i) and (ii) above is so appointed, all references to the Board of Directors herein shall mean and relate to such Committee, unless the context otherwise requires; provided, however,
                                                          -----------------
that if a Committee is appointed that does not meet the requirements of and (ii) above, then all decisions and acts of the Committee shall be subject to and effective upon the approval of the Board of Directors.

     2.2  Compliance with Section 162(m) of the Code.  Section 162(m) of the
          ------------------------------------------
Code, added by the Omnibus Budget Reconciliation Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain "covered employees" ("Covered Employees"). If the Company is subject to Section 162(m) of the Code, it is the Company's intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Company's compensation objectives. For purposes of this Plan, Covered Employees of the Company shall be those employees of the Company described in Section 162(m)(3) of the Code.

SECTION 3.  Eligibility.
---------   -----------

     3.1  Incentive Stock Options.  Participants who are employees shall be
          -----------------------
eligible to receive Incentive Stock Options pursuant to the Plan; provided that no person shall be granted any Incentive Stock Option under the Plan who, at the time such Option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Related Corporations, unless the requirements of Section 6.6(b) hereof are satisfied. In determining whether this 10% threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply. Directors who are not regular employees are not eligible to receive Incentive Stock Options.
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                                      -3-

     3.2  Non-Qualified Options, Awards, SARs and Purchases.  Non-Qualified
          -------------------------------------------------
Options, Awards, SARs and authorizations to make Purchases may be granted to any Participant.

     3.3  Generally.  The Board of Directors may take into consideration a
          ---------
Participant's individual circumstances in determining whether to grant an Incentive Stock Option, a Non-Qualified Option, an Award or an SAR or to approve a Purchase. Granting of any Option, Award or SAR or approval of any Purchase for any individual shall neither entitle that individual to, nor disqualify that individual from, participation in any other grant of Plan Benefits.

SECTION 4.  Stock Subject to Plan.
---------   ---------------------

     Subject to adjustment as provided in Sections 10 and 11 hereof, the stock to be offered under the Plan shall consist of shares of the Company's Common Stock, par value $.0005 per share, and the maximum number of shares of stock which will be reserved for issuance, and in respect of which Plan Benefits may be granted pursuant to the provisions of the Plan, shall not exceed in the aggregate 12,364,200 shares. Such shares may be authorized and unissued shares or may be treasury shares. If an Option or SAR granted hereunder shall expire or terminate for any reason without having been exercised in full, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject thereto and any unvested shares so reacquired shall again be available for subsequent grants of Plan Benefits under the Plan. Stock issued pursuant to the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.

SECTION 5.  Granting of Options, Awards and SARs and Approvals of Purchases.
---------   ---------------------------------------------------------------

     Options, Awards and SARs may be granted and Purchases may be approved under the Plan at any time after February 19, 1999 and prior to February 19, 2009.
The date of grant of an Option, Award or SAR or approval of a Purchase under the Plan will be the date specified by the Board of Directors at the time the Board of Directors grants such Option, Award or SAR or approves such Purchase; provided, however, that such date shall not be prior to the date on which the Board of Directors takes such action. The Board of Directors shall have the right, with the consent of a Participant, to convert an Incentive Stock Option granted under the Plan to a Non-Qualified Option pursuant to Section 6.7. Plan Benefits may be granted alone or in addition to other grants under the Plan.

SECTION 6.  Special Provisions Applicable to Options and SARs.
---------   -------------------------------------------------

     6.1  Purchase Price and Shares Subject to Options and SARs.
          -----------------------------------------------------

          (a) The purchase price per share of stock deliverable upon the exercise of an Option shall be determined by the Board of Directors, provided, however, that (i) in the case of an Incentive Stock Option, the
     --------  -------
     exercise price shall not be less than 100% of the fair market value of such stock on the day the option is granted (except as modified in
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                                      -4-

     Section 6.6(b) hereof). The Board of Directors may delegate to the Chief Executive Officer of the Company the power to determine the exercise price of an option in accordance with written guidelines approved by the Board of Directors.

          (b) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock of the Company owned by the Participant having a fair market value equal in amount to the exercise price of the Options being exercised, or (iii) any combination of (i) and (ii). The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an Option shall be determined by the Board of Directors. The Board of Directors may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, either to the Company or pursuant to a brokerage or similar arrangement, approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the purchase price of such shares.

          (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted (the "Determination Date") and shall mean (i) the average (on the Determination Date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on the Determination Date) of the Common Stock on the Nasdaq Stock Market if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on the Determination Date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq Stock Market. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Board of Directors after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

          (d) If the Company is subject to Section 162(m) of the Code, the maximum number of shares with respect to which Options or SARs may be granted to any employee, including any cancellations or repricings which may occur, shall be limited to 1,500,000 shares in any calendar year.

     6.2  Duration of Options and SARs.  Subject to Section 6.6(b) hereof, each
          ----------------------------
Option and SAR and all rights thereunder shall be expressed to expire on such date as the Board of Directors may determine, but in no event later than ten years from the day on which the Option or SAR is granted and shall be subject to earlier termination as provided herein.
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                                      -5-

     6.3  Exercise of Options and SARs.
          ----------------------------

          (a) Subject to Section 6.6(b) hereof, each Option and SAR granted under the Plan shall be exercisable at such time or times and during such period as shall be set forth in the instrument evidencing such Option or SAR. To the extent that an Option or SAR is not exercised by a Participant when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be for less than ten (10) full shares of Common Stock (or its equivalent).

          (b) The Board of Directors shall have the right to accelerate the date of exercise of any installments of any Option or SAR; provided that the Board of Directors shall not accelerate the exercise date of any installment of any Option granted to a Participant as an Incentive Stock Option (and not previously converted into a Non-Qualified Option pursuant to Section 6.7) if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code, which provides generally that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time by such Participant during any calendar year (under all plans of the Company and any Related Corporations) shall not exceed $100,000. To the extent the aggregate fair market value of the stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time by such Participant during any calendar year (under all plans of the Company and any Related Corporations) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

     6.4  Nontransferability of Options and SARs.
          --------------------------------------

     No Option or SAR granted under the Plan shall be assignable or transferable by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, with respect to Non-Qualified Options and SARs, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("ERISA") or the rules promulgated thereunder or unless the Participant's non-qualified stock option agreement granting such options (the "Non-Qualified Stock Option Agreement") or the Participant's SAR agreement granting such SARs (the "SAR Agreement") provides otherwise. Unless otherwise provided by the Non-Qualified Stock Option Agreement or the SAR Agreement, during the life of the Participant, the Option or SAR shall be exercisable only by him or her. If any Participant should attempt to dispose of or encumber his or her Options or SARs, other than in accordance with the applicable terms of a Non-Qualified Stock Option Agreement or SAR Agreement, his or her interest in such Options or SARs shall terminate.

     6.5  Effect of Termination of Employment or Death.
          --------------------------------------------

          (a) Except as provided in any applicable option agreement, if a Participant ceases to be employed by the Company or a Related Corporation for any reason, including retirement but other than death, any Option or SAR granted to such Participant under the Plan shall immediately terminate; provided, however, that any
                                                 --------  -------
     portion of such Option or SAR which was otherwise exercisable on the date of termination of the Participant's employment may be exercised within the three-month period following the date on which the Participant ceased to be so employed, but in no event after the expiration of the exercise period. Any such exercise may be made only to the extent of the number of shares subject to the Option or SAR which were purchasable on the date of such termination of employment. If the Participant dies during such three-month period, the Option or SAR shall be exercisable by the Participant's personal representatives, heirs or legatees to the same extent and during the same period that the Participant could have exercised the Option or SAR on the date of his or her death.

          (b) If the Participant dies while an employee of the Company or any Related Corporation, any Option or SAR granted to such Participant under the Plan shall be exercisable by the Participant's personal representatives, heirs or legatees, for the purchase of that number of shares and to the same extent that the Participant could have exercised the Option or SAR on the date of his or her death. The Option or SAR or any unexercised portion thereof shall terminate unless so exercised prior to the earlier of the expiration of six months from the date of such death or the expiration of the exercise period.

     6.6  Designation of Incentive Stock Options; Limitations.
          ---------------------------------------------------

     Options granted under the Plan which are intended to be Incentive Stock Options qualifying under Section 422 of the Code shall be designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

          (a)  Dollar Limitation. The aggregate fair market value (determined at
               -----------------
     the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time during any calendar year by any person under the Plan (and all other incentive stock option plans of the Company and any Related Corporations) shall not exceed $100,000. To the extent the aggregate fair market value of the Common Stock for which Incentive Stock Options granted to any Participant are exercisable for the first time by such Participant during any calendar year (under all plans of the Company and any Related Corporations) exceeds $100,000, such Options shall be treated as Non-Qualified Options. In the event that Section 422(d)(1) of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this Section 6.6(a), the limitation of this Section 6.6(a) shall be automatically adjusted accordingly.

          (b)  10% Stockholder.  If any employee to whom an Incentive Stock
               ---------------
     Option is to granted pursuant to the provisions of the Plan is on the date of grant the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporations, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

               (i) The option price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock on the date of grant; and

               (ii) The option exercise period shall not exceed five years from the date of grant.

     In determining whether the 10% threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply.

          (c) Except as modified by the preceding provisions of this Section 6.6, all of the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

     6.7  Conversion of Incentive Stock Options into Non-Qualified Options;
          -----------------------------------------------------------------
Termination of Incentive Stock Options.  The Board of Directors, at the written
--------------------------------------
request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Participant is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Board of Directors (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board of Directors in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board of Directors takes appropriate action. The Board of Directors, with the consent of the Participant, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

     6.8  Stock Appreciation Rights.  A SAR is the right to receive, without
          -------------------------
payment, an amount equal to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the grant price, which amount will be multiplied by the number of shares with respect to which the SARs shall have been exercised. The grant of SARs under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Board of Directors shall deem desirable:

          (a)  Grant.  SARs may be granted in tandem with, in addition to or
               -----
     completely independent of any Plan Benefit.

          (b)  Grant Price.  The grant price of a SAR may be the fair market
               -----------
     value of a share of Common Stock on the date of grant or such other price as the Board of Directors may determine.

          (c)  Exercise.  A SAR may be exercised by a Participant in accordance
               --------
     with procedures established by the Board of Directors or as otherwise provided in any agreement evidencing any SARs. The Board of Directors may provide that an SAR shall be automatically exercised on one or more specified dates.

          (d)  Form of Payment.  Payment upon exercise of an SAR may be made in
               ---------------
     cash, in shares of Common Stock or any combination thereof, as the Board of Directors shall determine.

          (e)  Fair Market Value.  Fair market value shall be determined in
               -----------------
     accordance with Section 6.1(c) with the "Determination Date" being determined by reference to the date of grant or the date of exercise of an SAR, as applicable.

     6.9  Rights as a Stockholder.
          -----------------------

     The holder of an Option or SAR shall have no rights as a stockholder with respect to any shares covered by the Option or SAR until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     6.10 Special Provisions Applicable to Non-Qualified Options and SARs
          ---------------------------------------------------------------
          Granted to Covered Employees.
          ----------------------------

     If the Company is subject to Section 162(m) of the Code, in order for the full value of Non-Qualified Options or SARs granted to Covered Employees to be deductible by the Company for federal income tax purposes, the Company may intend for such Non-Qualified Options or SARs to be treated as "qualified performance-based compensation" as described in Treas. Reg. (S)1.162-27(e) (or any successor regulation). In such case, Non-Qualified Options or SARs granted to Covered Employees shall be subject to the following additional requirements:

          (a)  such options and rights shall be granted only by the Committee;
     and

          (b) the exercise price of such Options and the grant price of such SARs granted shall in no event be less than the fair market value of the Common Stock as of the date of grant of such Options or SARs.

SECTION 7.  Special Provisions Applicable to Awards
---------   ---------------------------------------

     7.1  Grants of Awards.  The Board of Directors may grant a Participant an
          ----------------
Award subject to such terms and conditions as the Board of Directors deems appropriate, including, without limitation, restrictions on the pledging, sale, assignment, transfer or other disposition of such shares and the requirement that the Participant forfeit all or a portion of such shares back to the Company upon termination of employment.

     7.2  Conditions.  Approvals of Awards may be subject to the following
          ----------
conditions:

          (a) Each Participant receiving an Award shall enter into an agreement (a "Stock Restriction Agreement") with the Company, if required by the Board of Directors, in a form specified by the Board of Directors agreeing to such terms and conditions of the Award as the Board of Directors deems appropriate.

          (b) Shares issued and transferred to a Participant pursuant to an Award may, if required by the Board of Directors, be deposited with the Treasurer or other officer of the Company designated by the Board of Directors to be held until the lapse of the restrictions upon such shares, and each Participant shall execute and deliver to the Company stock powers enabling the Company to exercise its rights hereunder.

          (c) Certificates for shares issued pursuant to an Award shall, if the Company shall deem it advisable, bear a legend to the effect that they are issued subject to specified restrictions.

          (d) Certificates representing the shares issued pursuant to an Award shall be registered in the name of the Participant and shall be owned by such Participant. Such Participant shall be the holder of record of such shares for all purposes, including voting and receipt of dividends paid with respect to such shares.

     7.3  Nontransferability.  Shares issued pursuant to an Award may not be
          ------------------
sold, assigned, transferred, alienated, commuted, anticipated, or otherwise disposed of (except, subject to the provisions of such Participant's Stock Restriction Agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and are not subject to attachment, garnishment, execution or other legal or equitable process, prior to the lapse of restrictions on such shares, and any attempt at action in contravention of this Section shall be null and void. If any Participant should attempt to dispose of or encumber his or her shares issued pursuant to an Award prior to the lapse of the restrictions imposed on such shares, his or her interest in such shares shall terminate.

     7.4  Effect of Termination of Employment or Death on Awards.  If, prior to
          ------------------------------------------------------
the lapse of restrictions applicable to Awards, the Participant ceases to be an employee of the Company or the Related Corporations for any reason, Awards to such Participant, as to which restrictions have not lapsed, shall be forfeited to the Company, effective on the date of the Participant's termination of employment. The Board of Directors shall have the sole power, consistent with applicable laws, to decide in each case to what extent leaves of absence shall be deemed a termination of employment.

SECTION 8.  Special Provisions Applicable to Purchases.
---------   ------------------------------------------

     All approvals of Purchases which provide that the Company has a right to repurchase the shares subject to such Purchase (the "Restricted Shares") shall be subject to the terms and conditions set forth in the related agreement (the "Stock Purchase Restriction Agreement") approved by the Board of Directors, and shall be subject to the other terms and conditions of this Section 8.

     8.1  Conditions.  All approvals of Purchases shall be subject to the
          ----------
following conditions:

          (a) Prior to the issuance and transfer of Restricted Shares, the Participant shall pay to the Company the purchase price (the "Purchase Price") of the Restricted Shares in cash or in such other manner as shall be as approved by the Board of Directors.

          (b) Restricted Shares issued and transferred to a Participant may, if required by the Board of Directors, be deposited with the Treasurer or other officer of the Company designated by the Board of Directors to be held until the lapse of the restrictions upon such Restricted Shares, and each Participant shall execute and deliver to the Company stock powers enabling the Company to exercise its rights hereunder.

          (c) Certificates for Restricted Shares shall, if the Company shall deem it advisable, bear a legend to the effect that they are issued subject to specified restrictions.

          (d) Certificates representing the Restricted Shares shall be registered in the name of the Participant and shall be owned by such Participant. Such Participant shall be the holder of record of such Restricted Shares for all purposes, including voting and receipt of dividends paid with respect to such Restricted Shares.

     8.2  Nontransferability.  A Participant's Restricted Shares may not be
          ------------------
sold, assigned, transferred, alienated, commuted, or otherwise disposed of (except, subject to the provisions of such Participant's Stock Purchase Restriction Agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and are not subject to attachment, garnishment, execution or other legal or equitable process, prior to the lapse of restrictions on such Restricted Shares, and any attempt at action in contravention of this Section shall be null and void. If any Participant should attempt to dispose of or encumber his or her Restricted Shares prior to the lapse of the restrictions imposed on such Restricted Shares, his or her interest in the Restricted Shares awarded to him or her shall terminate.

SECTION 9.  Requirements of Law.
---------   -------------------

     9.1  Violations of Law.  No shares shall be issued and delivered upon
          -----------------
exercise of any Option or the making of any Award or Purchase or the payment of any SAR unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of l933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. Each Participant may, by accepting Plan Benefits, be required to represent and agree in writing, for himself or herself and for his or her transferees by will or the laws of descent and distribution, that the stock acquired by him, her or them is being acquired for investment. The requirement for any such representation may be waived at any time by the Board of Directors.

     9.2  Compliance with Rule 16b-3.  If the Company has a class of stock
          --------------------------
registered pursuant to Section 12 of the Exchange Act, the intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board of Directors and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board of Directors may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

SECTION 10.  Recapitalization.
----------   ----------------

     In the event that dividends are payable in Common Stock of the Company or in the event there are splits, sub-divisions or combinations of shares of Common Stock of the Company, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Option previously granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price, and the number of shares to which granted SARs relate shall be increased or decreased proportionately, as the case may be, and the grant price of such SARs shall be decreased or increased proportionately, as the case may be.

SECTION 11.  Reorganization.
----------   --------------

     (a) In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or, in case the property or stock of the Company is acquired by any other corporation, or in case of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding Plan Benefits, either (i) make appropriate provision for the protection of any such outstanding Plan Benefits by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to the Plan Benefits immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Plan Benefits immediately before such substitution over the purchase price thereof, (ii) upon written notice to the Participants, provide that all unexercised Plan Benefits must be exercised within a specified number of days of the date of such notice or such Plan Benefits will be terminated, or (iii) upon written notice to the Participants, provide that the Company or the merged, consolidated or otherwise reorganized corporation shall have the right, upon the effective date of any such merger, consolidation, sale of assets or reorganization, to purchase all Plan Benefits held by each Participant and unexercised as of that date at an amount equal to the aggregate fair market value on such date of the shares subject to the Plan Benefits held by such Participant over the aggregate purchase price therefor, such amount to be paid in cash or, if stock of the merged, consolidated or otherwise reorganized corporation is issuable in respect of the shares of the Common Stock of the Company, then, in the discretion of the Board of Directors, in stock of such merged, consolidated or otherwise reorganized corporation equal in fair market value to the aforesaid amount. In any such case the Board of Directors shall, in good faith, determine fair market value and may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

     (b) Notwithstanding anything herein to the contrary, in the event that following or in connection with a Change-in-Control (as defined below), a Participant's employment with, or service as a director or consultant of, the Company is (i) terminated by the Company for any reason other than Cause (as defined below), or (ii) terminated by the Participant for Good Reason (as defined below), any portion of a Participant's Plan Benefit which would otherwise vest or become exercisable solely with the passage of time and the Participant's continued employment with or service as a director or consultant of the Company, shall immediately vest and become fully exercisable and all rights relevant to such Plan Benefit shall accrue immediately to such Participant, unless otherwise explicitly provided in the applicable Award agreement. The term "Cause" shall mean (i) habitual intoxication, (ii) illegal drug use or addiction, (iii) conviction of a felony (or plea of guilty or nolo contendere), (iv) material failure or inability to perform one's agreements, duties or obligations as an employee, director or consultant, other than from illness or injury, and (v) willful misconduct or negligence in the performance of one's agreements, duties or obligations as an employee, director or consultant. The term "Change-in-Control" shall mean: (i) any sale, lease, exchange or other transfer (in one transaction or series of transactions) of all or substantially all of the assets of the Company; (ii) individuals who, as of the date hereof, constitute the entire Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least a majority of the then Incumbent Directors shall be, for the purposes of this provision, considered as though such individual were an Incumbent Director; (iii) any consolidation or merger of the Company with any other entity (including, without limitation, a triangular merger) where the stockholders of the Company immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing fifty percent (50%) of the combined voting power of all of the outstanding securities of the entity issuing cash or securities in the consolidation or merger (or its ultimate parent corporation, if any); (iv) a person, including a "person" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company or an employee benefit plan sponsored by the Company, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the total voting power represented by the Company's then outstanding voting securities, except for a person who was a beneficial owner of forty percent (40%) or more of the total voting power of the Company's outstanding voting securities on April 29, 1999; or (v) the Board of Directors of the Company, by a vote of a majority of all the Directors, adopts a resolution to the effect that a "Change-in-Control" has occurred for purposes of this Agreement. The term "Good Reason" shall mean that (i) the Participant's compensation has been materially reduced, (ii) the Participant's position, duties or responsibilities have been materially changed, (iii) the Participant, if an employee of the Company, has been required to move his or her principal residence because his primary place of employment is moved to a location greater than thirty (30) miles away from its then current location, (iv) the Company has not paid to the Participant when due any salary, bonus or other material benefit due to him or her, or (v) there exists a breach by the Company of any material term or provision of any employment agreement between it and the Participant, provided, however, that, in any such event, the Participant shall notify the Company of such event and give it fifteen (15) days to remedy the situation before terminating his or her employment.

SECTION 12.  No Special Employment Rights.
----------   ----------------------------

     Nothing contained in the Plan or in any Plan Benefit documentation shall confer upon any Participant receiving a grant of any Plan Benefit any right with respect to the continuation of his or her employment by the Company (or any Related Corporation) or interfere in any way with the right of the Company (or any Related Corporation), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Plan Benefit. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors.

SECTION 13.  Amendment of the Plan.
----------   ---------------------

     The Board of Directors may at any time and from time to time modify or amend the Plan in any respect. The termination or any modification or amendment of the Plan shall not, without the consent of a recipient of any Plan Benefit, affect his or her rights under any Plan Benefit previously granted. With the consent of the affected Participant, the Board of Directors may amend outstanding agreements relating to any Plan Benefit, in a manner not inconsistent with the Plan. The Board of Directors hereby reserves the right to amend or modify the terms and provisions of the Plan and of any outstanding Options to the extent necessary to qualify any or all Options under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, provided, however, that the consent of an optionee is required if such amendment or modification would cause unfavorable income tax treatment for such optionee.

SECTION 14.  Withholding.
----------   -----------

     The Company's obligation to deliver shares of stock upon the exercise of any Option or the granting of an Award or to make payment upon any exercise of any SAR or making of a Purchase shall be subject to the satisfaction by the Participant of all applicable federal, state and local income and employment tax withholding requirements.

SECTION 15.  Effective Date and Duration of the Plan.
----------   ---------------------------------------

     15.1  Effective Date.  The Plan shall become effective when adopted by the
           --------------
Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within l2 months after the date of the Board's adoption of the Plan, then any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Subject to such limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

     15.2  Duration.  Unless sooner terminated in accordance with Section l1
           --------
hereof, the Plan shall terminate upon the earlier of (i) the tenth anniversary of the date of its adoption by the Board of Directors or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to any Awards or Purchases or the exercise or cancellation of Options and SARs granted hereunder. If the date of termination is determined under (i) above, then Plan Benefits outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Plan Benefits.

SECTION 16.  Governing Law.
----------   -------------

     The Plan and all actions taken thereunder shall be governed by the laws of the State of Connecticut.

                        Register of Amendments to Plan

-----------------------------------------------------------------------------------------------
     Paragraph No. and Change             Board Approval         Date of Stockholder Approval
     ------------------------             --------------         ----------------------------
-----------------------------------------------------------------------------------------------
 Section 11 was amended.....

-----------------------------------------------------------------------------------------------

 Section 2.1 was amended to allow       September __, 1999       September __, 1999
 the Board of Directors to
 delegate the power to grant
 options under the Plan to
 non-officers.

-----------------------------------------------------------------------------------------------

 Section 2.1 was amended to             September __, 1999       September __, 1999
 provide that under certain
 circumstances, all decisions and
 acts of the Compensation
 Committee shall be subject to
 the approval of the Board of
 Directors.

-----------------------------------------------------------------------------------------------

 Section 4 was amended to increase      September __, 1999       September __, 1999
 the number of authorized shares
 from 7,400,000 to 12,364,200

-----------------------------------------------------------------------------------------------

 Section 5 was amended to change        September __, 1999       September __, 1999
 the expiration date of the Plan
 from March 30, 2009 to February
 19, 2009. Are you sure the
 original plan did not have a
 2/19/09 date?  If so, is there a
 tax issue with a 3/30/09 date?

-----------------------------------------------------------------------------------------------

 Section 6.1 was amended to delete      September __, 1999       September __, 1999
 the minimum exercise price for
 Non-Qualified Options granted
 under the Plan and to increase
 the limitation on the maximum
 number of shares with respect to
 which Options of SARs may be
 granted under the Plan to any
 one employee from 250,000 to
 1,500,000 shares.

-----------------------------------------------------------------------------------------------